                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549
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                                      FORM 8-K
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                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) May 22, 2000

                                MICHAEL FOODS, INC.
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               (Exact name of registrant as specified in its charter)

                                     MINNESOTA
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                   (State or other jurisdiction of incorporation)

        0-15638                                        41-0498850
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(Commission File Number)                     (IRS Employer Identification No.)

Suite 324, Park National Bank Bldg.
5353 Wayzata Boulevard
Minneapolis, Minnesota                     55416
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(Address of principal executive offices) (Zip Code)

        (Registrant's telephone number, including area code) (612) 546-1500

                                        N/A
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           (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

          On May 22, 2000, Michael Foods, Inc. ("the Company") announced that it had recently completed stock repurchases of 1.5 million shares, exhausting repurchase authorizations, and that its Board of Directors authorized the purchase of up to an additional 0.5 million shares of the Company's common stock on the open market or in privately negotiated transactions.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               The following exhibit is filed herewith:

               EXHIBIT NUMBER           DESCRIPTION
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                    10.78               Shareholder Agreement dated as of May
                                        22, 2000 by and between Michael Foods,
                                        Inc. and existed Shareholders of Michael
                                        Foods, Inc.

                    99 News release of Michael Foods, Inc., issued May 22, 2000, regarding share repurchases and a new authorization.

                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MICHAEL FOODS, INC.

Dated: May 26, 2000                By:  /s/ John D. Reedy
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                                   John D. Reedy, Executive Vice President
                                   Chief Financial Officer and Treasurer

                               EXHIBIT INDEX

      EXHIBIT NUMBER           DESCRIPTION                                 PAGE
      --------------           -----------                                 ----
           10.78               Shareholder Agreement dated as of May
                               22, 2000 by and between Michael Foods,
                               Inc. and existed Shareholders of Michael
                               Foods, Inc.

           99 News release of Michael Foods, Inc., issued May 22, 2000, regarding share repurchases and a new authorization.